UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

Zanett, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ZANETT, INC.
635 MADISON AVENUE, Floor 15
NEW YORK, NY  10022
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 20, 2010

To Our Shareholders:

You are cordially invited to attend the annual meeting of shareholders (the "Shareholders' Meeting") of Zanett, Inc. ("Zanett" or the "Company") to be held at 635 Madison Avenue, 15th Floor, New York, NY 10022 on Thursday, May 20, 2010, at 2:00 PM, EDT, for the following purposes:

1.	To elect four directors to serve as our Board of Directors.
2.	To approve the financing transaction, including the issuance of a note convertible into shares of our common stock, with Rockport Investments Ltd.
3.	To amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock.
4.	To amend the Company’s Certificate of Incorporation to grant Rockport Investments Ltd. voting rights with respect to a convertible note.
5.	To transact such other business as may properly come before the meeting.

These items of business are more fully described in the Proxy Statement following this Notice.  Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 accompanies this Proxy Statement.

You must be a shareholder of record at the close of business on March 22, 2010 to vote at the Shareholders' Meeting or any adjournment or postponement thereof.  Management welcomes your attendance at the Shareholders' Meeting.
Your vote is important.  Whether or not you expect to attend the Shareholders' Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope.  Your proxy will not affect your right to vote in person if you attend the Shareholders' Meeting.

By Order of the Board of Directors

/s/Dennis Harkins
Dennis Harkins
President, Chief Financial Officer
and Secretary

TABLE OF CONTENTS
		Page

VOTING AT THE ANNUAL MEETING		1

SOLICITATION OF PROXIES		3

PROPOSAL No. 1: Election of Directors		4

REPORT OF THE AUDIT COMMITTEE		9

AUDIT RELATED MATTERS AND INFORMATION REGARDING THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM		9

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS		11

EXECUTIVE OFFICERS		14

DIRECTOR COMPENSATION		15

EXECUTIVE COMPENSATION		16

RELATED PARTY TRANSACTIONS		18

POLICY AND PROCESS REGARDING SHAREHOLDER COMMUNICATIONS TO THE BOARD		19

PROPOSAL No. 2:	Approve the Financing Transaction with Rockport Investments Ltd.	20

PROPOSAL No. 3:	Approve an Amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock	25

PROPOSAL No. 4:	Approve an Amendment to the Company's Certificate of Incorporation to grant voting rights to Rockport Investments Ltd. with respect to a convertible note	29

OTHER SHAREHOLDER MATTERS		31

OTHER BUSINESS		31

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE		31

ADDITIONAL INFORMATION		32

ZANETT, INC.
635 Madison Avenue
15th Floor
New York, NY  10022

PROXY STATEMENT

The Board of Directors of Zanett, Inc. ("Zanett" or the "Company"), a Delaware corporation, solicits your proxy for use at its 2010 annual meeting of shareholders (the "Shareholders' Meeting").  This proxy statement contains information related to the Shareholders' Meeting of Zanett to be held on Thursday, May 20, 2010 at 2 p.m. EDT at Zanett's principal executive offices located at 635 Madison Avenue, 15th Floor, New York, NY 10022. We intend to send definitive copies of this Proxy Statement and enclosed form of proxy to shareholders on or about May 4, 2010.

References in this Proxy Statement to the "Company", “Zanett,” "we", "us" and "our" refer to Zanett, Inc.

VOTING AT THE ANNUAL MEETING

The Board of Directors has fixed the close of business on March 22, 2010 as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Shareholders' Meeting.  As of the Record Date there were 8,738,833 shares of the Company's common stock issued and outstanding, each of which is entitled to one vote as to all matters to be acted upon at the Shareholders' Meeting.  A complete list of shareholders entitled to vote at the Shareholders' Meeting will be available for inspection by any shareholder for any purpose relating to the Shareholders' Meeting for ten days prior to the meeting during ordinary business hours at Zanett's principal executive offices.

The presence, in person or by properly executed proxy, of the holders of a majority of the common stock entitled to vote at the Shareholders' Meeting is necessary to constitute a quorum at the Shareholders' Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Shareholders' Meeting or any postponements or adjournments thereof.

Shares of common stock represented at the Shareholders' Meeting in person or by proxy will be counted to determine the presence of a quorum at the Shareholders' Meeting.  Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Shareholders' Meeting to determine the presence of a quorum, but will not be counted as votes cast on such matter.  If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Shareholders' Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter.  Under the rules that govern brokers, uncontested elections had previously been considered routine matters, and brokers or nominees who held stock in “street name” could vote the shares without instructions from their clients.  These rules, however, were recently amended, and consequently if an account holder does not instruct the broker or nominee on how to vote in the uncontested director election (Proposal No. 1), a broker non-vote will occur.  In addition, approval of the Rockport financing transaction (Proposal No. 2) and the amendments to the Company’s Certificate of Incorporation (Proposal Nos. 3 and 4) are also non-routine matters.

The holders of common stock do not have cumulative voting rights in connection with the election of directors.  All shares of common stock that are entitled to vote and are represented at the Shareholders' Meeting by properly executed proxies received prior to or at the Shareholders' Meeting, and not revoked, will be voted at the Shareholders' Meeting in accordance with the instructions indicated on such proxies.

There were no shareholder proposals submitted for the Shareholders' Meeting. The Board of Directors does not intend to bring any matter before the Shareholders' Meeting other than the matters specifically referred to in the notice of the Shareholders' Meeting, nor does the Board of Directors know of any other matter that anyone else proposes to present for action at the Shareholders' Meeting. However, if any other matter is properly brought before the Shareholders' Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Shareholders' Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their discretion on such matter. Proxies indicating a vote against the proposals contained herein may not be voted by the persons marked in the accompanying proxy or their duly constituted substitutes for adjournment of the Shareholders' Meeting for the purpose of giving management additional time to solicit votes to approve such proposals.

Enclosed herewith is a proxy card for use by holders of Zanett's common stock.  Claudio M. Guazzoni, the Company's Chief Executive Officer, and Dennis J. Harkins, the Company's President and Chief Financial Officer, will serve as your proxies for the Shareholders' Meeting.   To vote by proxy, please complete, sign, date and return the enclosed proxy card.  Properly executed proxies will be voted in accordance with the instructions therein. In the absence of instruction, the shares of common stock represented at the Shareholders' Meeting by the enclosed proxy will be voted FOR the election of each of the directors nominated by our Board of Directors (Proposal No. 1), FOR the approval of the financing transaction with Rockport Investments Ltd. (Proposal No. 2), FOR the approval of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares (Proposal No. 3), and FOR the approval of the amendment to the Company’s Certificate of Incorporation to grant Rockport Investments Ltd. voting rights with respect to a convertible note (Proposal No. 4).  Shares held in “street name” by a broker or nominee will not be voted in the election of directors (Proposal No. 1), approval of the Rockport financing transaction (Proposal No. 2) or the amendments to the Company’s Certificate of Incorporation (Proposal Nos. 3 and 4), without instructions from the account holder.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Proxies may be revoked by (i) filing with the Secretary of Zanett, at or before the taking of a vote at the Shareholders' Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Zanett before the taking of a vote at the Shareholders' Meeting or (iii) attending the Shareholders' Meeting and voting in person (although attendance at the Shareholders' Meeting will not in and of itself constitute a revocation of a proxy).  Any written notice of revocation or subsequent proxy should be sent to Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022, Attention: Secretary, or hand delivered to the Secretary of Zanett at or before the taking of the vote at the Shareholders' Meeting.

SOLICITATION OF PROXIES

All expenses of Zanett's solicitation of proxies for the Shareholders' Meeting will be borne by Zanett. In addition to solicitation by use of the mails, proxies may be solicited from Zanett shareholders by directors and officers of Zanett in person or by telephone, telegram or other means of communication. Such directors and officers will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and Zanett will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

PROPOSAL No. 1

ELECTION OF DIRECTORS

Directors will be elected at the Shareholders' Meeting to serve until the next annual meeting and until their successors have been qualified and elected. Effective as of the date of the Shareholders’ Meeting, the Board of Directors shall be composed of four directors. The Board of Directors has nominated the four persons listed below for election as directors at the Shareholders’ Meeting, all of whom are current directors. William H. Church will not be standing for re-election at the Shareholders’ Meeting and the Board of Directors thanks him for his service. Set forth below is certain information concerning the nominees that is based on data furnished by them. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept his nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors.

Vote Required for Approval

The four nominees for director are required to be elected by a plurality of the votes cast as to the subject Board of Directors seat. Votes may be cast in favor of or withheld for any or all of the appropriate nominees. Unless otherwise instructed by a record holder submitting a proxy, the persons named in a proxy will vote the shares represented thereby for the election of all such appropriate nominees. Under the amended rules that govern brokers, uncontested elections are now considered non-routine matters. If your shares are held in “street name” by a broker or nominee, you must instruct your broker or nominee how to vote in the election of directors in order to have your vote counted, otherwise it will be counted as a broker non-vote. Abstentions and broker non-votes will not be counted toward a nominee's achievement of a plurality and thus will have no effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED BELOW.

The following persons have been nominated for election as directors by the Board of Directors:

Leonard Goldstein, 60 – Served as director since April 2005.

Mr. Goldstein brings over 25 years of diversified technology and financial experience to the investment community. From 2004 to 2009, he was the Chief Information Officer (“CIO”)responsible for all technology decisions at Atticus Capital LP, a large long/short equity driven hedge fund based in New York City. From 2001 to 2003, he was the Chief Information Officer of Pequot Capital Management, a premier hedge fund and venture capital group based in Westport, Connecticut and New York City, NY. He was responsible for overall technology strategy, evaluation, implementation and operations.

Prior to Pequot, he served as the CIO of IntraLinks, responsible for all aspects of technology including:  Research & Development, ASP Hosting Services, Operations, Information Security, Infrastructure and CRM/ERP systems.  As a founding partner, he was instrumental in growing IntraLinks to a major player in the area of digital collaboration.  Prior to IntraLinks, he was a Vice President in the Investment Research Department at Goldman, Sachs & Company; responsible for the development, implementation and operation of a large scale Internet based research delivery system known as the ResearchXpresssm.

Mr. Goldstein has his doctorate and masters degrees in engineering from Brooklyn Polytechnic Institute and New York University.  In considering Mr. Goldstein as a director of the Company, the Board of Directors considered his experience as an executive in various technology fields, his background in the investment community, and his sophisticated knowledge of financial matters.

Claudio M. Guazzoni, 47 - Served as director since October 2000.
Mr. Guazzoni is Chairman & Chief Executive Officer of Zanett, Inc., which he co-founded in 2000. He served as Zanett’s President from 2000 to 2006, and was appointed Chief Executive Officer in 2006.  Prior to co-founding Zanett, he co-founded The Zanett Securities Corporation in 1993, a merchant bank which was involved with numerous startup and early stage investments in technology and life sciences companies. At The Zanett Securities Corporation, Mr. Guazzoni was instrumental in the success and initial public offering of several young technology companies. In considering Mr. Guazzoni as a director and Chairman, the Board of Directors considered the financial and deal structuring experience Mr. Guazzoni gained from his previous work as an investment banker and recent past experience as a fund manager as well as the specific knowledge of the Company and the industry he has developed as a co-founder and executive officer over the past decade.

L. Scott Perry, 62 - Served as director since March 2001.
Mr. Perry is currently the President and a member of the board of directors of GPXS Holding Ltd. (“GPXS”), an Amsterdam-based wireless applications and services company which develops software and hosted services for wireless devices and applications.  He also heads the software group of GPXS and serves on the board of directors of GPXS Services AG, a subsidiary of GPXS, as well as on the advisory board of Mobile Tribe, a mobile social network technology company and the boards of directors, audit and compensation committees of a number of other companies and nonprofit organizations. Mr. Perry is an advisor to an early stage mobile payments company in formation and has served as chairman of INEA, a corporate performance management software company, and chairman of Smartserv, a public wireless applications firm.

Mr. Perry is an expert on the evolving structure of the service provider industry from communication services to managed services to software as services business models.  Before working for GPXS, Mr. Perry co-founded Cobblers Hill Group, a consultancy firm providing strategy, business development and operational process leadership, analysis and recommendations to early stage companies and larger companies. He has also worked as AT&T Vice President and corporate officer, with leadership roles in strategy/business development, new services marketing and sales and for 15 years at IBM as a senior executive with assignments in general management, marketing, and sales management.

Mr. Perry holds a bachelor’s degree in Civil Engineering from Cornell University and a Masters in Management from Stanford University. He was a Sloan Fellow at the Stanford University Graduate School of Business.  The Board of Directors considered Mr. Perry’s experience in various technology fields, his knowledge of the Company based on service as a director for nine years, and his experience advising small and early stage companies in nominating him as a director of the Company.

Charles T. Johnstone, 58 – Served as director since May 2008.
Mr. Johnstone brings over 30 years of advertising and marketing experience to the investment community.  From 1994 to 2000, he was the President and Chief Executive Officer of CTJ Enterprises, a corporate gift company.

Prior to CTJ, he served as Executive Vice-President at Showtown Publications.  Prior to Showtown he was the New York advertising director for Colonial Homes Magazine at Hearst Corporation. Prior to Hearst he was an account executive at BBDO Advertising. Mr. Johnstone studied at Babson College.

Mr. Johnstone is currently retired and living in New York City.  The Board of Directors considered Mr. Johnstone’s experience as an executive of companies in various fields and his management and leadership skills in nominating him as a director of the Company.

Information about the Board of Directors and Committees of the Board of Directors

All members of the Board with the exception of Mr. Guazzoni are independent as defined by the Nasdaq listing standards. Mr. Guazzoni is the Company’s Chief Executive Officer and Chairman of the Board of Directors.  We believe combining the roles of Chief Executive Officer and Chairman in Mr. Guazzoni provides an effective bridge between management and the Board of Directors, which facilitates the efficient execution by management of the strategic goals developed by the Board of Directors and the exchange of information between the Board of Directors and the Company’s employees.  Because every Director except Mr. Guazzoni is independent, the Audit Committee is composed solely of independent directors.  Although the Board has not established separate compensation and nominating committees, compensation and nomination decisions are made by the independent directors (as defined by the Nasdaq listing standards), and the Board does not believe it is necessary to establish the position of lead independent director.  If the positions of Chairman and Chief Executive Officer were separated at this time, we believe the Company’s leadership structure could be less efficient and effective without providing any additional benefit that is not already provided by the existing corporate governance structure.

Our Board of Directors ultimately oversees the Company’s risk management.  However, our management is primarily responsible for the day-to-day-risk management process.  Our Board of Directors receives updates regarding specific risks facing the Company from our Chief Executive Officer, who is also Chairman, and works with management, typically through the Chief Executive Officer, to manage risks as they arise.  Our Audit Committee also monitors risks relating to accounting matters, financial reporting and legal and regulatory compliance, and advises the Board of Directors of any risks that arise.  We believe this approach effectively addresses risks facing the Company.

AUDIT COMMITTEE

In March 2001, the Board of Directors established an Audit Committee, which is composed of three non-employee independent directors.  The Audit Committee, which has adopted a formal charter that can be found on the Company’s website at www.zanett.com, assists the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's accounting, auditing, and reporting practices. The members of the Audit Committee for 2009 were Messrs. Church, Goldstein and Perry.  Mr. Church declined to stand for re-election as a director at the Shareholders’ Meeting.  The Board has decided that Mr. Johnstone will fill the absence on the Audit Committee created by Mr. Church’s departure, effective immediately following the Shareholders’ Meeting.  The Audit Committee conducted a meeting on March 29, 2010 to review and discuss the 2009 consolidated financial statements with management and the Company's independent auditors and to review and approve the Company's Annual Report on Form 10-K prior to the Company filing it with the Securities and Exchange Commission (the "SEC").  The Audit Committee also met quarterly with management and its independent auditors during the last three quarters of 2009 to review the Company's quarterly reports on Form 10-Q prior to their issuance.  During 2010, the Audit Committee will continue to meet quarterly to review the Company's financial statements and SEC reports.

All members of the Audit Committee are independent committee members as defined by the Nasdaq listing standards and pursuant to Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. For 2009, the Board of Directors determined that Mr. Church is a "financial expert," as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC.  The Board of Directors has determined that Mr. Goldstein meets such criteria as well, and will serve as the Audit Committee financial expert upon Mr. Church’s departure following the Shareholders’ Meeting.

COMPENSATION COMMITTEE

The Board of Directors has not established a separate committee to perform the functions traditionally associated with a compensation committee and does not have any compensation committee charter.  We believe that the complete input of the Board of Directors is appropriate in setting executive compensation, and the independent members of the Board of Directors (as defined by the Nasdaq listing standards) set the compensation of our executive officers.  Mr. Guazzoni is not present when the Board of Directors makes decisions regarding his compensation.  The Board of Directors has reviewed our compensation polices and practices for executive officers as well as employees and we do not believe our policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

MEETINGS OF THE BOARD OF DIRECTORS

During 2009, the Board of Directors held four meetings.  During 2009, each director attended at least 75% of the meetings of the Board and, if applicable, the Audit Committee.

DIRECTOR NOMINATIONS

The Board of Directors has not established a separate committee to perform the functions traditionally associated with a nominating committee and does not have any nominating committee charter.  We believe that the complete input of the Board is appropriate in selecting potential nominees to the Board, and therefore have not established a separate nominating committee. Such functions are currently performed by the independent members of the Board of Directors (as defined by the Nasdaq listing standards), acting as a whole. While we have not established a formal policy relating to diversity, the Board of Directors seeks to create a Board of Directors that is strong in its collective diversity of skills and experience with respect to finance, leadership, business operations and industry knowledge. The Board of Directors considers on an annual basis the current composition of the Board of Directors in light of characteristics of independence, age, skills, experience and availability of service to the Company of its members and of anticipated needs. When the Board of Directors reviews a potential new candidate, the Board of Directors looks specifically at the candidate’s qualifications in light of the needs of the Board of Directors at a given point in time. In nominating director candidates, the Board of Directors strives to endorse directors that exhibit high standards of ethics, integrity, commitment and accountability. In addition, all nominations attempt to ensure that the Board of Directors shall encompass a range of talent, skills and expertise sufficient to promote sound guidance with respect to our operations and activities.

Shareholders may make nominations for election to the Board of Directors. Such nominations may be made only in writing by a shareholder entitled to vote at the annual meeting and must be addressed to the Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022. Nominations must be received by the Secretary not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting and must be accompanied by the written consent of the nominee.   The 2009 Shareholders’ Meeting was held on June 19, 2009.  Nominations must also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

CODE OF BUSINESS CONDUCT AND ETHICS

Our Board of Directors has adopted a Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer, executive officers, and employees.  A current copy of the Code of Ethics is posted on our website, http://www.zanett.com, under the heading “Investors.” Any future amendments to or waivers from the Code of Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and relate to any element of the code of ethics definition enumerated in paragraph (b) of Item 406 of Regulation S-K of the SEC, will be posted on our website.

REPORT OF THE AUDIT COMMITTEE

The following is the Audit Committee’s report with respect to the Company's consolidated financial statements for the year ended December 31, 2009.

At a meeting held on March 29, 2010, the Audit Committee reviewed and discussed with management the consolidated financial statements for the year ended December 31, 2009.  This meeting included discussions with Amper, Politziner & Mattia, P.C. (“AP&M”), our independent auditor, of matters relating to the auditors' judgments about the acceptability and quality of the Company's accounting principles, as applied in its financial reporting, as required by Statement of Auditing Standards No. 61, "Communications with Audit Committees." AP&M has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the SEC governing auditor independence.  The Audit Committee has received and discussed with AP&M its written disclosures and letter as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and its independence from the Company.

Based on the Audit Committee's review and the discussions described above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

Members of the Audit Committee of the Board of Directors:

William H. Church
L. Scott Perry
Leonard Goldstein

During the two most recent fiscal years ended December 31, 2009 and December 31, 2008, there were no disagreements with AP&M on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AP&M, would have caused AP&M to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for such periods.

AUDIT RELATED MATTERS AND INFORMATION REGARDING THE COMPANY’S REGISTERED
PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees for professional services rendered by AP&M in connection with its audit of Zanett's annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009, reviews of the consolidated interim financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934, as amended, were $ 207,000.

The aggregate fees for professional services rendered by AP&M in connection with its audit of Zanett's annual consolidated financial statements included in Form 10-K for the year ended December 31, 2008, reviews of the consolidated interim financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934, as amended were $240,000.

All Other Fees

There were no fees billed (including audit-related fees or tax fees) by AP&M for the years ended December 31, 2009 and 2008 for professional services rendered other than those described above under “Audit Fees”.

Pre-Approval of Services

The Audit Committee historically has separately pre-approved the audit, audit-related, tax and other services to be provided to the Company by the Company’s independent auditor.

One or more representatives of AP&M will be present at the meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table shows, as of April 30, 2010, the Common Stock owned beneficially by (i) each director of the Company, (ii) each Executive Officer, (iii) all directors and Executive Officers as a group, and (iv) each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such Common Stock. Each of the shareholders listed has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated.

Beneficial ownership is determined in accordance with the rules of the SEC. Generally, a person has beneficial ownership of shares if the individual has the power to vote and/or dispose of shares. This power can be sole or shared, and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that could be issued upon the exercise of outstanding options and warrants held by that person that are currently exercisable or exercisable within 60 days of the date hereof are considered outstanding. These shares, however, are not considered outstanding when computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and dispositive power with respect to the shares set forth opposite such stockholder’s name.

Beneficial Ownership of Common Stock

Name, Addresses and	Number of Shares		Percentage
Title of Beneficial Owner (1)	Beneficially Owned (2) (11)		of Class (2)

Claudio M. Guazzoni	2,109,204	(3)	24.1%
Chief Executive Officer
and Director

William H. Church	100,000	(4)

Leonard G. Goldstein	54,900	(5)	-
Director

L. Scott Perry	45,000	(6)	-
Director

Charles Johnstone	30,000	(7)	-
Director

Dennis Harkins	100,000	(8)	1.1%
President/CFO Zanett

Chuck Deskins	70,000	(9)	-
President, ZCS

David Rincon	663,200		7.6%
c/o Zanett
4080 McGinnis Ferry Rd

Building 200, Ste 120
Alpharetta, GA 30005

Bruno Guazzoni	2,426,033		27.8%

All Directors and
Executive Officers
as a Group (7 persons)	2,489,204	(10)	28.5%

- Less than 1%

(1)        Except as noted in the table above, the address for all persons listed is c/o Zanett, Inc., 635 Madison Avenue, New York, NY 10022.

(2)        The percentage of class based upon 8,738,833 shares of common stock issued and outstanding (or deemed to be issued and outstanding) as of the Record Date, calculated in accordance with Rule 13d-3 of the Exchange Act.  The number of shares beneficially owned also includes shares owned by (i) a spouse, minor children or by relatives sharing the same home, (ii) entities owned or controlled by the named person and (iii) other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option.  Unless otherwise noted, shares are owned of record and beneficially by the named person.

(3)        On November 11, 2008 Mr. Guazzoni was issued 160,000 restricted shares of the Company’s stock. These shares vested on November 11, 2009, and are included in the table.  On November 6, 2006 Mr. Guazzoni was issued options to purchase 62,500 shares of the Company’s stock with an exercise price of $5.00 per share.  These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue. On November 6, 2006 Mr. Guazzoni was issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.36 per share. The foregoing options are not included in the number in this table.

(4)        On November 11, 2008 Mr. Church was issued options to purchase 75,000 shares of the Company’s stock with an exercise price of $0.70 per share. These shares and options vested on November 11, 2009, and are included in the table.  On November 6, 2006 Mr. Church was issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.36 per share.  These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue. The foregoing options are not included in this number. On August 25, 2004, Mr. Church was issued options to purchase 25,000 shares of the Company’s Common Stock with an exercise price of $15.28 per share.  These options, included in the table, were exercisable immediately but the underlying shares became fully vested over time.  Pursuant to the terms of his option grants and because Mr. Church is not standing for re-election at the Shareholders’ Meeting, Mr. Church’s unvested options terminate immediately following the Shareholders’ Meeting and Mr. Church’s vested options terminate 90 days following the Shareholders’ Meeting.

(5) On November 11, 2008 Mr. Goldstein was issued 30,000 shares of restricted Common Stock of the Company. These shares vested on November 11, 2009, and are included in the table. On November 6, 2006 Mr. Goldstein was issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.36 per share. These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue. The foregoing options are not included in this number. On April 21, 2005, Mr. Goldstein was issued options to purchase 25,000 shares of the Company’s Common Stock with an exercise price of $13.20 per share. These options, included in the table, were exercisable immediately but the underlying shares became fully vested over time. Any shares obtained through the exercise of these options are subject to a lock-up agreement that precludes the sale of the shares until April 21, 2010, except as otherwise provided in such agreement.

(6)        On November 11, 2008 Mr. Perry was issued options to purchase 45,000 shares of the Company’s stock with an exercise price of $0.70 per share. These shares and options vested on November 11, 2009.  On November 6, 2006 Mr. Perry was issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.36 per share.  These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue. The foregoing options are not included in this number. On November 17, 2001, Mr. Perry was issued options to purchase 25,000 shares of the Company’s common stock with an exercise price of $8.00 per share.  These options, included in the table, were exercisable immediately but the underlying shares became fully vested over time.

(7)        On November 11, 2008 Mr. Johnstone was issued 30,000 restricted shares of the Company’s Common Stock.  These shares vested on November 11, 2009.

(8)        On November 11, 2008 Mr. Harkins was issued 100,000 restricted shares of the Company’s stock. These shares vested on November 11, 2009, and are included in the table.  On November 6, 2006 Mr. Harkins was issued options to purchase 62,500 shares of the Company’s stock with an exercise price of $5.00 per share.  These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue.  The foregoing options are not included in this table.

(9)        On November 11, 2008 Mr. Deskins was issued 70,000 restricted shares of the Company’s stock. These shares vested on November 11, 2009, and are included in the table.  On November 6, 2006 Mr. Deskins was issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.00 per share.  These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue.  The foregoing options are not included in this table.

(10)      Includes 75,000 vested shares of the Company’s Common Stock issuable upon the exercise of options.

(11)      As further described in Proposal Nos. 2, 3, and 4 of this proxy statement, the Company issued a convertible note in the principal amount of $7,131,983 to Rockport Investments Ltd., which is convertible into shares of the Company's common stock. Assuming immediate conversion at the initial conversion price ($1.99) with no interest accrued and no cash repayment, the convertible note could be converted into 3,583,911 shares of common stock. Assuming repayment of all principal and interest under the convertible note in common stock at maturity at the threshold conversion price ($0.10), the maximum number of shares that could be issued would be 99,699,463. Rockport Investment Ltd. may, at its option, reset the conversion price once per calendar year to the greater of (a) the average of the closing sales price of the Common Stock during the preceding 20 consecutive trading day period and (b) $0.10, and the conversion price is also subject to adjustment in the event of dilutive issuances by the Company or the Company's issuance of options, warrants or other rights to purchase Common Stock or convertible securities (subject to certain exceptions). Therefore, the number of shares over which Rockport Investments Ltd. has beneficial ownership are not assumed as outstanding for purposes of calculating the beneficial ownership in this table and is subject to the conversion mechanisms exercised under the convertible note and the closing sales price of the Company’s common stock, among other things, and cannot be definitively determined as of the date of this proxy statement.

EXECUTIVE OFFICERS OF THE REGISTRANT

Information with respect to the Executive Officers of the Company is contained in the Company’s Annual Report on Form 10-K under the caption “Executive Officers of the Registrant” and is incorporated herein by reference.

DIRECTOR COMPENSATION

Zanett did not pay its directors any compensation, in cash or equity awards or otherwise, in 2009 and therefore the Director Compensation table has been deleted from this Proxy Statement.

Zanett does not pay cash fees or retainers to any of our directors. The Board of Directors has established a practice of granting each new non-employee director options under the Zanett, Inc. Incentive Stock Plan to purchase up to 25,000 shares of the Company's common stock with an exercise price equal to market price at the time of the grant; however, it did not grant options to Mr. Johnstone upon his election as a director in 2008.  The options granted according to this practice are exercisable immediately but the underlying shares are initially unvested. The vesting for the shares underlying these initial option grants is as follows:

Mr. Church’s shares vested one third each on September 1, 2005, September 1, 2006 and September 1, 2007.  Mr. Goldstein’s shares vested one third each on April 21, 2006, April 21, 2007 and April 21, 2008.  Mr. Perry’s shares vested one-third each on August 1, 2002, August 1, 2003 and August 1, 2004.  Any shares obtained through the exercise of these options are subject to a repurchase feature until.

Zanett also may grant, from time to time, additional options to its Board of Directors as compensation for their services, as determined by the entire Board of Directors. On November 6, 2006 all directors were issued options to purchase 25,000 shares of the Company’s stock with an exercise price of $5.36 per share.  These shares and options will vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue. Under FASB ASC TOPIC 718 the Company has incurred no expense for these options because the occurrence of the vesting event is not probable. As the occurrence of this event becomes probable an expense will be recorded.

On November 11, 2008, Zanett granted an aggregate of 220,000 restricted shares of common stock to Mr. Guazzoni (160,000 shares), Mr. Goldstein (130,000 shares) and Mr. Johnstone (30,000), and options to purchase an aggregate of 120,000 shares of common stock to Mr. Church (75,000 shares) and Mr. Perry (45,000 shares).  The restricted stock vested on November 11, 2009.  The options have an exercise price of $0.70 per share, and the shares and options also vested and become immediately exercisable on November 11, 2009.

As of April 5, 2010 none of the directors have exercised any of their options.

EXECUTIVE COMPENSATION

During the fiscal years ended December 31, 2009 and December 31, 2008, executive officers received compensation for services provided to the Company, as detailed in the table below.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Total
($) (a)	(b)	($) (c)	($) (d)	($) (e)	($) (f)	($) (j)
Claudio Guazzoni
Chief Executive Officer	2009	260,530	195,000	102,667	-	558,197
and Director	2008	260,562	350,000	9,333	-	619,895
Dennis Harkins
President and Chief	2009	200,000	175,000	64,167	-	439,167
Financial Officer	2008	200,126	250,000	5,833	-	455,959
Chuck Deskins
President ZCS	2009	172,000	162,274	44,917	-	379,191
	2008	175,000	96,235	4,083	-	275,318

Employment Agreements

The Company has an employment arrangement with the Chief Executive Officer of the Company, Mr. Guazzoni, providing for successive one-year terms until cancelled by either the Company or Mr. Guazzoni.  Compensation will be determined by the officer and the Company on an annual basis and may consist of a combination of cash compensation and grants of incentive stock options and/or restricted stock awards. For the years ended December 31, 2003, 2004 and 2005, the Company agreed to a base annual compensation of $110,000.  For the years ended December 31, 2007 and 2006, Mr. Guazzoni took a salary of $ 10,530.  For the years ended December 31, 2008 and 2009, Mr. Guazzoni took a salary of $260,562 and $260,530, respectively.

The Company does not have employment agreements with any of its other executive officers.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Claudio Guazzoni
Chief Executive Officer	-	62,500	(1)	5.00	10/17/2011	160,000	86,400
and Director	-	*25,000	(1)	5.36	11/6/2011
Dennis Harkins
President and Chief	-	62,500	(1)	5.00	10/17/2011	100,000	54,000
Financial Officer
Chuck Deskins
President ZCS	-	25,000	(1)	5.00	10/17/2011	70,000	37,800

*	These options were granted to Mr. Guazzoni for his service as chairman of the Company’s Board of Directors.
(1)	Options vest and become immediately exercisable upon the Company reaching $250,000,000 in revenue.

Stock Options and Stock Awards Granted During Fiscal Year Ended December 31, 2009

There were no options or shares granted in 2009.

There are no other plans, understandings, or arrangements whereby any of the Company's officers, directors, or principal shareholders, or any of their affiliates or associates, would receive funds, stock, or other assets in connection with the Company's participation in a business.  Members of Zanett's Board of Directors receive no cash compensation for their service as directors.

RELATED PARTY TRANSACTIONS

On March 18, 2008, the Company repaid all amounts outstanding on three promissory notes in an aggregate principal amount of $1,500,000 issued to Bruno Guazzoni, the uncle of Zanett’s Chief Executive Officer, Claudio Guazzoni, and the owner of approximately 27.8% of Zanett’s outstanding common stock (calculated as of March 26, 2010).

On March 15, 2009, ZCS replaced two promissory notes, one for $1,500,000 and the other for $3,075,000, both entered into on December 30, 2005 with Bruno Guazzoni, with a combined promissory note for $4,575,000 having a maturity date of March 15, 2010.  Also on March 15, 2009, ZCS replaced an existing promissory note issued to Bruno Guazzoni in the aggregate principal amount of $750,000 with a new note with identical terms, except the maturity date was extended from March 15, 2009 to March 15, 2010.  These two new notes require quarterly payments of interest at the rate of eleven percent (11%) per annum. These two promissory notes were sold by Bruno Guazzoni to Rockport Investments Ltd. in a private transaction on February 28, 2010.

In respect of all of the promissory notes described above, interest expense was $585,750 and $634,500 for the years ended December 31, 2009 and 2008, respectively.  As of December 31, 2009, there was $292,875 interest accrued under those notes. In 2008 and 2009, the Company paid $677,000 and $439,314 to Mr. Guazzoni in respect of these promissory notes, respectively, including scheduled interest payments and the repayment of $1,500,000 principal amount of notes described above.

In March 2009, the Company extended the maturity date on a line of credit agreement with Bruno Guazzoni from March 15, 2009 to March 15, 2010.  The maximum borrowings under this line of credit are $3,000,000 and the interest rate is prime plus two percent (2%).  As of December 31, 2009 this line had an outstanding balance of $1,327,000 with available borrowings of $1,673,000.  This line of credit was sold by Bruno Guazzoni to Rockport Investments Ltd. in a private transaction on February 28, 2010.  Interest expense attributed to this line of credit for the years ended December 31, 2009 and 2008 were $58,752 and $134,910, respectively. The Company paid Mr. Guazzoni $41,372 and $150,018 of principal and interest under this line of credit in 2009 and 2008, respectively.

In 2009 and 2008, the Company was party to a sublease arrangement for its New York City office with an entity related to the CEO of the Company.   Rent income of $66,000 was recognized in the year ended December 31, 2008 and reserved against general and administrative expenses in 2009.

As a policy, all transactions involving the Company and any related parties are reviewed by the President, CFO and CEO for approval. Additionally, all related party transactions are reviewed at each regular quarterly meeting of the Board of Directors as we review with, and highlight for, the Board of Directors any changes occurring during the quarter.

POLICY AND PROCESS REGARDING SHAREHOLDER COMMUNICATIONS TO THE BOARD

The Board of Directors has adopted a policy and process regarding shareholder communications to the Board. Shareholders may communicate with the Board collectively, or with any of its individual members, by writing to them c/o the Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022 who will forward such information to the Board of Directors.

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s annual meetings, members of the Board of Directors are encouraged to attend.  Last year, five members of the Board of Directors attended the annual meeting and it is expected the four members standing for re-election will attend this year’s annual meeting.

PROPOSAL No. 2

APPROVAL OF THE ROCKPORT INVESTMENTS LTD. FINANCING TRANSACTION

Rockport Investments Ltd. Financing Transaction

The Board is recommending that the stockholders approve the Company's entry into a financing transaction with Rockport Investments Ltd. ("Rockport"), including but not limited to, the issuance by the Company of a note in the principal amount of $7,131,983 (the "Convertible Note"), which is convertible into shares of the Company's common stock, par value $0.001 per share (the “Common Stock”).  The Board approved the foregoing transaction, including the issuance and terms of the Convertible Note (the "Rockport Transaction") on March 29, 2010.  If approved by the stockholders, certain provisions of the Convertible Note will become effective immediately upon such approval, as discussed more fully below.

Purpose and Background

The Company's primary objective in entering into the Rockport Transaction is to simplify the Company's debt structure by consolidating previously existing short-term debt into one long-term instrument held by one investor.  The Board believes that it is in the best interests of the Company to enter into the Rockport Transaction and believes that consummating the Rockport Transaction will, among other things, increase the opportunities for the Company to obtain more favorable terms for the refinancing of its senior credit facility, which matures in June 2010, and better position the Company to obtain additional financing that may be needed in the future as the Company executes its business plan.  Specifically, the Rockport Transaction will simplify the Company’s balance sheet, and create long-term, instead of short-term debt at an interest rate lower than our previous short-term debt.  Further, the interest on some of our previous short-term debt was based on the prime interest rate plus 2%.  In the likely event that the prime interest rate increases over the near term, the fixed interest rate under the Convertible Note may protect the Company against interest rate fluctuations.  In addition, under the terms of the Convertible Note, interest due may be payable in shares of Common Stock, which could increase our available cash.  The Company believes each of the foregoing factors will make the Company more attractive to senior lenders and could result in more favorable terms in negotiations with a senior lender, although these changes to the Company’s debt structure are not part of a specific plan, arrangement or understanding to refinance the Company’s existing senior debt or to secure other senior debt financing.

In 2009, the Company, together with an investment banker, explored various possible strategic alternatives, but was unable to reach satisfactory agreement with respect to any such alternatives.  Therefore, the Board believed it necessary to evaluate potential refinancing options to put the Company in a better position to negotiate successfully with senior lenders. Taking into account all available financing sources and options for the Company identified at the time, the Board determined that the Rockport Transaction described below was in the best interests of the Company. Due to Mr. Guazzoni's interest in the transaction, discussed in detail below, the Company's Board of Directors excluding Mr. Guazzoni reviewed and approved the transaction.

Description of the Rockport Transaction

On March 31, 2010, the Company entered into a Term Debt – Convertible Debt Exchange Agreement (the "Exchange Agreement") with Rockport, pursuant to which the Company issued to Rockport the Convertible Note.  The Company issued the Convertible Note in exchange for two promissory notes aggregating $5,325,000 issued by the Company's wholly-owned subsidiary, ZCS (the "Promissory Notes"), and a line of credit to extend to the Company up to $3,000,000 (the "Line of Credit"), all held by Rockport and which matured on March 31, 2010 (extended from March 15, 2010 pursuant to the terms of the Exchange Agreement).  The Convertible Note was issued pursuant to the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended.  The Company did not receive any proceeds from the issuance of the Convertible Note.  This description of the Convertible Note, the Exchange Agreement, and the transactions contemplated thereby is qualified in its entirety by reference to those documents filed by the Company as exhibits to its Current Reports on Form 8-K filed on April 6, 2010 and Form 8-K/A on April 7, 2010.

The Promissory Notes bore interest at 11% per annum and required quarterly cash interest payments.  Principal was due at maturity.  The interest rate on the Line of Credit was prime plus 2%.  Borrowings under the Line of Credit were available for working capital requirements and were unrestricted.  The Promissory Notes and the Line of Credit were originally owing to Bruno Guazzoni, the owner of approximately 27.1% of our Common Stock and the uncle of our Chairman and Chief Executive Officer.  Bruno Guazzoni sold the Promissory Notes and the Line of Credit to Rockport on February 28, 2010 in a private transaction.

The Convertible Note bears interest at 7.95% per annum, payable quarterly in arrears on March 31, June 30, September 30 and December 30 of each year, beginning on June 30, 2010.  The Convertible Note matures on March 31, 2015.  At any time from and after stockholder approval of the Rockport Transaction, the Convertible Note is convertible into shares of Common Stock at Rockport's option.  The initial conversion price of the Convertible Note is $1.99 per share (representing the closing bid price of the Common Stock immediately preceding the issuance of the Convertible Note), but Rockport may, at its option, reset the conversion price once per calendar year to the greater of (a) the average of the closing sales price of the Common Stock during the preceding 20 consecutive trading day period and (b) $0.10.  The conversion price is also subject to adjustment in the event of dilutive issuances by the Company or the Company's issuance of options, warrants or other rights to purchase Common Stock or convertible securities (subject to certain exceptions, including the grant of options to purchase Common Stock to employees, officers, directors or consultants of the Company).

In addition, upon approval by the Company's stockholders of the Rockport Transaction and the amendment to the Company’s Certificate of Incorporation described in Proposal No. 4, Rockport will have the right to vote on all matters submitted to a vote of stockholders of the Company on an as-converted basis (calculated using the initial conversion price of $1.99).   Pursuant to the terms of the Convertible Note, effective upon such shareholder approval, Rockport would have the right to vote approximately 29% of the Company's Common Stock; however, Rockport entered into a voting agreement with our Chairman and Chief Executive Officer (and owner of approximately 24.1% of the Company's Common Stock outstanding immediately prior to the issuance of the Convertible Note), Claudio Guazzoni, pursuant to which Rockport has appointed Mr. Guazzoni as its proxy to exercise such voting rights in his discretion at all meetings of stockholders of the Company beginning upon such stockholder approval and continuing so long as any amount remains outstanding under the Convertible Note.

Payment at maturity of the Convertible Note on March 31, 2015 will be made solely in cash or solely in Common Stock, at the option of Rockport.  The Company may prepay the Convertible Note at any time, subject to a prepayment premium.  The Company may request that Rockport accept any prepayments of principal and/or any scheduled payments of interest in shares of Common Stock, but Rockport is not required to accommodate the Company's request.  If the Company were to make all payments of principal and interest in Common Stock, the maximum number of shares that could be issued would be 99,699,463 shares (calculated using the threshold conversion price of $0.10 per share).

In addition to payment at maturity, Rockport may, by notice in writing to the Company upon the occurrence and during the continuation of an "Event of Default" (as defined below), declare the principal of the Convertible Note then outstanding to be due and payable immediately.  "Event of Default" means the occurrence of any of the following:  (i) a default in the payment of principal or interest on the Convertible Note that continues uncured for 15 business days, (ii) failure by the Company to deliver the required number of shares of Common Stock upon surrender of the Convertible Note for conversion in accordance with its terms, (iii) breach by the Company of any other covenant in the Convertible Note that remains uncured for 30 days, or (iv) bankruptcy or insolvency of the Company.

Approval Requirements Pursuant to Nasdaq Rules

The Common Stock currently trades on The Nasdaq Capital Market under the symbol "ZANE." Sections 5635(b) and 5635(d) of the Nasdaq Listing Rules, respectively, require stockholder approval for the issuance of securities when (1) the issuance will result in a change of control of the Company and (2) the private placement of securities involves the potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.  Because the Convertible Note triggers both of these events, the Board of Directors is soliciting the approval of our stockholders of the terms of the Convertible Note.

Change of Control

As described above, the terms of the Convertible Note provide that Rockport will be entitled to vote as a stockholder on all matters submitted to a vote of stockholders of the Company on an as-converted basis (using the initial conversion price).  Because Rockport has appointed Claudio Guazzoni as its proxy to exercise this voting right in his discretion at all meetings of stockholders of the Company continuing so long as any amount remains outstanding under the Convertible Note, this will result in Claudio Guazzoni holding the right to vote approximately 53.1% of the Company's Common Stock (as of the date of this Proxy Statement).  Therefore, taking together Mr. Guazzoni's stock holdings and those to which he holds a proxy to vote, Mr. Guazzoni will have the ability to control the vote in all matters put to a vote of shareholders of the Company so long as the Convertible Note is outstanding.

Issuance of 20% or More of the Company's Common Stock

The maximum number of shares into which the Convertible Note may be converted, using the threshold conversion price of $0.10 per share, is 99,699,463 shares.  In addition, the conversion price at any given time may be less than the greater or book or market value of the Common Stock due to Rockport's option to reset the conversion price one time annually to the greater of the average closing price for the immediately preceding 20 trading days and the $0.10 threshold conversion price.  Therefore, the conversion terms of the Convertible Note could result in the issuance of 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock and thus require stockholder approval.  Pursuant to the Convertible Note, Rockport may not exercise any conversion right prior to stockholder approval of the Rockport Transaction; however, once approval is obtained, it may convert all or any portion of the Convertible Note at any time.

Material Effects of the Rockport Transaction

The Board believes that the Rockport Transaction will increase the opportunities for the Company to obtain more favorable terms for the refinancing of its senior credit facility, which matures in June 2010, and to better position the Company to obtain additional financing that may be needed in the future as the Company executes its business plan.  The Board cannot assure you, however, that such a result will occur and that the Company will be able to refinance its senior credit facility or obtain additional financing in the future on acceptable terms, or at all.  The Company's ability to negotiate such financing may be based on Company performance and other internal and external factors, the effect of which the Board cannot predict.

Conversion of all or a portion of the Convertible Note by Rockport could result in significant dilution of the ownership interests of the Company's shareholders.  As discussed above, the conversion of the Convertible Note could result in the issuance of up to 99,699,463 additional shares of Common Stock.  Therefore, each existing investor in Zanett would hold a proportionately smaller ownership interest in the Company following any such conversion by Rockport, decreasing existing stockholders' percentage equity ownership and diluting the voting rights of existing stockholders.  In addition, such additional issuances could have a negative effect on the market price of the Common Stock.  Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership thereof.

Although certain significant stockholders and members of management with voting power sufficient to approve this proposal have entered into a voting agreement in which they have agreed to vote FOR this proposal, if this Proposal No. 2 is not approved and the Company is prohibited under the applicable rules of Nasdaq or another securities exchange from issuing to Rockport a number of shares upon conversion of the Convertible Note in excess of the prescribed amount (currently 19.99% of the shares outstanding immediately prior to the issuance of the Convertible Note), then the Company will be required to prepay a portion of the Convertible Note equal to (i) the then-outstanding principal amount of the Convertible Note plus all accrued but unpaid interest less (ii) an amount equal to 19.99% of the shares of Common Stock then outstanding multiplied by the conversion price then in effect.

If the Rockport Transaction is approved by stockholders, Claudio Guazzoni, the Company's Chairman and Chief Executive Officer, will have the ability to exercise control over all matters to which stockholders are entitled to vote, effective so long as the Convertible Note is outstanding.  In addition to Mr. Guazzoni's voting ability, his uncle, Bruno Guazzoni, owns approximately 27.8% of the outstanding Common Stock.  Therefore, the Guazzoni family possesses significant influence over Zanett's decision-making on business matters, including the election of directors.  Excluding Rockport's voting right, Claudio Guazzoni and Bruno Guazzoni has the ability to vote approximately 51.9% of the Common Stock; including the proxy to vote on behalf of Rockport, the Guazzoni family would have the ability to vote approximately 81% of the Common Stock.

Vote Required for Approval

The affirmative vote of the holders of a majority of the total number of votes of the Common Stock represented (whether in person or by proxy) and entitled to vote at the 2010 Annual Meeting of Stockholders is required to approve the terms of the Convertible Note and the transactions contemplated by the Exchange Agreement.

Pursuant to the terms of a voting agreement with the Company entered into on March 31, 2010, Claudio Guazzoni, Bruno Guazzoni, Dennis Harkins and Chuck Deskins, all agreed to vote FOR this proposal.  The aggregate voting power of the foregoing stockholders of the Company is approximately 53.9%.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL No. 3

AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION IN CONNECTION WITH THE ISSUANCE OF THE CONVERTIBLE NOTE TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK WHICH THE COMPANY IS LEGALLY PERMITTED TO ISSUE FROM 50,000,000 TO 200,000,000

Amendments to Certificate of Incorporation

The Board is recommending that the stockholders approve amendments to the Company's Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the number of authorized shares of common stock which the Company is legally permitted to issue from 50,000,000 to 200,000,000 shares.  The Amendment (as defined below) to the Certificate of Incorporation has two effects: (i) to increase the number of authorized shares of common stock, as described in this Proposal No. 3, and (ii) to confer upon the holder of the Convertible Note the power to vote in the same manner as a holder of the Company's Common Stock, as further described in Proposal No. 4.  Because the changes to the Certificate of Incorporation described in Proposal Nos. 3 and 4 were adopted by the Board as part of a single Amendment, Proposal Nos. 3 and 4 are effectively cross-conditioned on each other.  That is, if we receive sufficient votes approving the changes to the Certificate of Incorporation described in Proposal No. 3, but do not receive sufficient votes to approve the changes in Proposal No. 4, the Amendment will not be approved and no changes to the Certificate of Incorporation will be made.  Conversely, if we do not receive sufficient votes approving the changes to the Certificate of Incorporation described in Proposal No. 3, but do receive sufficient votes to approve the changes in Proposal No. 4, the Amendment will not be approved and no changes to the Certificate of Incorporation will be made.

The changes set forth in the Amendment are necessary to effect certain provisions of the Convertible Note issued by the Company to Rockport on March 31, 2010, discussed in detail in Proposal No. 2 of this Proxy Statement.  If the Amendment is approved by the Company’s stockholders, the Amendment will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which filing is expected to occur promptly after the Annual Meeting.

The Company is currently authorized to issue 50,000,000 shares of Common Stock.  As of the Record Date, 8,848,016 shares of Common Stock were issued and outstanding.  As of December 31, 2009, 1,617,773 shares of Common Stock are reserved for issuance upon the exercise of outstanding options, warrants, or other rights, 882,227 are reserved for issuance under our equity compensation plan, and 38,651,934 were available for issuance.

Background

The Board of Directors' objective in amending the Company’s Certificate of Incorporation as described in this Proposal No. 3 is to allow for a sufficient number of shares to be issued upon conversion of the Convertible Note.  The Board of Directors has determined that it is in the Company’s best interest and in the best interest of the Company’s stockholders to further amend the Company’s Certificate of Incorporation, as part of the Rockport Transaction discussed in Proposal No. 2 of this Proxy Statement.  On March 29, 2010, the Board of Directors approved the proposed amendment to the Certificate of Incorporation, in substantially the form attached hereto as Exhibit A (the “Amendment”), declared it to be advisable and hereby seeks the approval of the Amendment by the Company’s stockholders.  Due to Mr. Guazzoni's interest in the Rockport Transaction and, in turn, the Amendment discussed in detail below, the Company's Board of Directors excluding Mr. Guazzoni reviewed and approved the Amendment.

Purposes of the Amendment

Increase in Number of Authorized Shares of Common Stock

The purpose of the Amendment described in this Proposal No. 3 is to increase the total number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares.  The additional authorized shares could be used by the Company for issuance of Common Stock pursuant to the Convertible Note and for business and financial purposes as determined by the Board of Directors from time to time to be necessary or desirable.  Other possible business and financial uses for the additional shares of Common Stock include, without limitation, future stock splits, raising capital through the sale of Common Stock, acquiring other companies, businesses or products in exchange for shares of Common Stock, attracting and retaining employees by the issuance of additional securities under the Company’s equity compensation plan, and transactions and corporate purposes that the Board deems are in the Company’s best interest. The additional authorized shares would enable the Company to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law or under the rules of Nasdaq.

The proposed increase in the number of authorized shares of Common Stock is necessary because the current number of authorized shares of Common Stock that are not reserved or outstanding is not sufficient to issue all the shares of Common Stock underlying the Convertible Note.  Pursuant to the terms of the Convertible Note, at any time from and after stockholder approval of the Rockport Transaction, the Convertible Note is convertible into shares of Common Stock at Rockport's option.  The initial conversion price of the Convertible Note is $1.99 per share (representing the closing bid price of the Common Stock immediately preceding the issuance of the Convertible Note), but Rockport may, at its option, reset the conversion price once per calendar year to the greater of (a) the average of the closing sales price of the Common Stock during the preceding 20 consecutive trading day period and (b) $0.10.  The conversion price is also subject to adjustment in the event of dilutive issuances by the Company or the Company's issuance of options, warrants or other rights to purchase Common Stock or convertible securities (subject to certain exceptions, including the grant of options to purchase Common Stock to employees, officers, directors or consultants of the Company).  Payment at maturity of the Convertible Note on March 31, 2015 will be made solely in cash or solely in Common Stock, at the option of Rockport.  The Company may prepay the Convertible Note at any time, subject to a prepayment premium.  The Company may request that Rockport accept any prepayments of principal and/or any scheduled payments of interest in shares of Common Stock, but Rockport is not required to accommodate the Company's request.  If the Company were to make all payments of principal and interest in Common Stock, the maximum number of shares that could be issued would be 99,699,463 shares (calculated using the threshold conversion price of $0.10 per share).

Other than shares of Common Stock issuable pursuant to the Convertible Note, as of the date of this Proxy Statement the Company has no current plans, arrangements or understandings regarding the additional shares that would be authorized pursuant to this proposal.  However, the Company reviews and evaluates potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of the Company and its stockholders.

Possible Effects of the Amendment

Upon issuance, the additional shares of authorized Common Stock would have rights identical to the currently outstanding shares of Common Stock. Adoption of the Amendment would have an immediate dilutive effect on the proportionate voting power of existing stockholders.  Moreover, to the extent that the additional authorized shares of Common Stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership and have a negative effect on the market price of the Common Stock.  Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership thereof.

The Company has not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company.  For example, without further stockholder approval, the Board of Directors could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors.  Although this proposal to increase the authorized number of shares of Common Stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

The Company could also use the additional shares of Common Stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although the Company has no present plans to do so.  The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the Common Stock.  Any such transactions may require the Company to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect the Company’s business and financial results.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares of the Company's Common Stock outstanding as of the record date is required to approve the Amendment to the Certificate of Incorporation.

Pursuant to the terms of a voting agreement with the Company entered into on March 31, 2010, Claudio Guazzoni, Bruno Guazzoni, Dennis Harkins and Chuck Deskins, all agreed to vote FOR this proposal.  The aggregate voting power of the foregoing stockholders of the Company is approximately 53.9%.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL No. 4

AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION IN CONNECTION WITH THE ISSUANCE OF THE CONVERTIBLE NOTE TO CONFER UPON THE HOLDER OF THE CONVERTIBLE NOTE THE POWER TO VOTE IN RESPECT TO THE CORPORATE AFFAIRS AND MANAGEMENT OF THE COMPANY IN THE SAME MANNER AS HOLDERS OF THE COMPANY'S COMMON STOCK

Amendments to Certificate of Incorporation

The Board is recommending that the stockholders approve amendments to the Company's Certificate of Incorporation to confer upon the holder of the Convertible Note the power to vote in respect to the corporate affairs and management of the Company in the same manner as a holder of the Company's Common Stock.  As described above in Proposal No. 3, because the changes to the Certificate of Incorporation described in Proposal Nos. 3 and 4 were adopted by the Board as part of a single Amendment, Proposal Nos. 3 and 4 are effectively cross-conditioned on each other.  That is, if we receive sufficient votes approving the changes to the Certificate of Incorporation described in Proposal No. 4, but do not receive sufficient votes to approve the changes in Proposal No. 3, the Amendment will not be approved and no changes to the Certificate of Incorporation will be made.  Conversely, if we do not receive sufficient votes approving the changes to the Certificate of Incorporation described in Proposal No. 4, but do receive sufficient votes to approve the changes in Proposal No. 3, the Amendment will not be approved and no changes to the Certificate of Incorporation will be made.

The changes set forth in the Amendment are necessary to effect certain provisions of the Convertible Note issued by the Company to Rockport on March 31, 2010, discussed in detail in Proposal No. 2 of this Proxy Statement.  If the Amendment is approved by the Company’s stockholders, the Amendment will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which filing is expected to occur promptly after the Annual Meeting.

Background

The Board of Directors' objective in amending the Company’s Certificate of Incorporation as described in this Proposal No. 4 is to meet the requirements of the Delaware General Corporation Law to confer upon a debtholder of the Company the right to vote as a stockholder.  The Board of Directors has determined that it is in the Company’s best interest and in the best interest of the Company’s stockholders to further amend the Certificate of Incorporation as part of the Rockport Transaction discussed in Proposal No. 2 of this Proxy Statement.  On March 29, 2010, the Board of Directors approved the Amendment in substantially the form attached hereto as Exhibit A, declared it to be advisable and hereby seeks the approval of the Amendment by the Company’s stockholders.  Due to Mr. Guazzoni's interest in the Rockport Transaction and, in turn, the Amendment discussed in detail below, the Company's Board of Directors excluding Mr. Guazzoni reviewed and approved the Amendment.

Purposes of the Amendment

Voting Power of the Holder of the Convertible Note

The purpose of the Amendment described in this Proposal No. 4 is to provide the holder of the Convertible Note with voting rights pursuant to the terms of the Convertible Note.  Section 221 of the Delaware General Corporation Law specifies that a corporation may in its certificate of incorporation confer upon the holders of any debt instruments issued by the corporation the power to vote in respect to the corporate affairs and management of the corporation as provided in the certificate of incorporation.  As discussed in detail in Proposal No. 2 of this Proxy Statement, the terms of the Convertible Note provide that, upon approval by the Company's stockholders of the Rockport Transaction, Rockport will have the right to vote on all matters submitted to a vote of stockholders of the Company on an as-converted basis (calculated using the initial conversion price of $1.99).  Rockport has entered into a voting agreement whereby it appointed Claudio Guazzoni, our Chairman and Chief Executive Officer, as its proxy to vote in his discretion on all matters for the life of the Convertible Note.  Therefore, in order to effect this provision of the Convertible Note, it is necessary to amend the Company's Certificate of Incorporation to confer upon the holder of the Convertible Note such rights to vote in respect of the shares into which the Convertible Note is convertible.

If the stockholders do not approve this Proposal No. 4, Rockport will not have a right to vote in respect to the corporate affairs and management of the Company in the same manner as a holder of the Company's Common Stock.

The Company does not intend, at this time, to confer upon the holders of any other debt instruments or obligations of the Company any similar right to vote in respect to any matters.

Possible Effects of the Amendment

Upon conferring on the holder of the Convertible Note the right to vote as a stockholder of the Company, Claudio Guazzoni will act as Rockport's proxy with respect to voting on all matters for the life of the Convertible Note.  As a result, Claudio Guazzoni will have the ability to exercise control over all matters to which stockholders are entitled to vote, effective so long as the Convertible Note is outstanding.  In addition to Mr. Guazzoni's voting ability, his uncle, Bruno Guazzoni, owns approximately 27.8% of the outstanding Common Stock.  Therefore, the Guazzoni family possesses significant influence over Zanett's decision-making on business matters, including the election of directors.  Excluding Rockport's voting right, Claudio Guazzoni and Bruno Guazzoni have the ability to vote approximately 51.9% of the Common Stock; including the proxy to vote on behalf of Rockport, the Guazzoni family would have the ability to vote approximately 81% of the Common Stock.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares of the Company's Common Stock outstanding as of the record date is required to approve the Amendment to the Certificate of Incorporation.

Pursuant to the terms of a voting agreement with the Company entered into on March 31, 2010, Claudio Guazzoni, Bruno Guazzoni, Dennis Harkins and Chuck Deskins, all agreed to vote FOR this proposal.  The aggregate voting power of the foregoing stockholders of the Company is approximately 53.9%.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

OTHER SHAREHOLDER MATTERS

Shareholder Proposals and Nominations of Directors for Zanett's Next Annual Meeting of Shareholders

Any shareholder who intends to present a proposal for consideration at Zanett's next annual meeting of shareholders intended to occur on or about May 19, 2011 must submit such shareholder's proposal in writing to Zanett at its executive offices on or before March 19, 2011 in order to have Zanett consider the inclusion of such proposal in Zanett's Proxy Statement and form of proxy relating to such annual meeting.  Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made. A notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is considered untimely after March 21, 2011 and Zanett's proxy for its 2011 annual meeting of shareholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such meeting.

Nominations for election to the Board of Directors at Zanett's next annual meeting may be made only in writing by a shareholder entitled to vote at such annual meeting and must be addressed to the Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022 who will forward such information to the Board of Directors.  Nominations must be received by the Secretary on or before December 31, 2010 and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

OTHER BUSINESS

The Board of Directors is not aware of any other matters that may be brought before the Shareholders' Meeting. If other matters not now known come before the Shareholders' Meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their judgment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the timely filing of reports of ownership and changes in ownership with the Securities and Exchange Commission by Zanett's directors, certain of its officers and persons who own more than ten percent (10%) of Zanett's Common Stock.

o
Based solely on its review of Forms 3 and 4 and amendments thereto filed during its most recent fiscal year and Forms 5 and amendments there to furnished to it with respect to its most recently completed fiscal year, as well as any written representation received by the Company from the reporting person regarding no Form 5 filing being required, the Company believes that filings under Section 16(a) for the fiscal year 2009 were timely made.

ADDITIONAL INFORMATION

A copy of Zanett's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which contains copies of the Company's audited financial statements accompanies this Proxy Statement and is incorporated herein by reference, including those items set forth in Item II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 under the following headings: “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” “Item 8. Financial Statements and Supplemental Data,” and “Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.”  The annual report shall not be deemed proxy solicitation material.  Zanett will furnish to any shareholder, without charge, upon written or oral request, any other documents filed by Zanett pursuant to the Exchange Act.  Requests for such documents should be addressed to Dennis Harkins, Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022, telephone number (212) 583-0300.  Documents filed by Zanett pursuant to the Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's (the "SEC") Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), which is publicly available through the SEC's Web site (http://www.sec.gov).

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of Zanett’s Proxy Statement may have been sent to multiple shareholders in your household, unless the Company has received contrary instructions from one or more shareholders. The Company will promptly deliver a separate copy of any of these documents to you if you request one by writing as follows: Zanett, Inc., at 635 Madison Avenue, 15th Floor, New York, NY 10022 or by calling 212-583-0300. If you would like to receive separate copies of the Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.

New York, NY	By Order of the Board of Directors,
/ s / Dennis Harkins
Dennis Harkins, Secretary

EXHIBIT A

ARTICLE IV

The total number of shares of all classes of capital stock that the Corporation shall have the authority to issue is 200,000,000 shares of common stock with a par value of $0.001 per share and 10,000,000 shares of Preferred Stock with a par value of $0.001 per share.

The Board of Directors of the Corporation is expressly authorized to provide for the issuance of all or any shares of the preferred stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors of the Corporation providing for the issuance of such class or series and as may be permitted by the DGCL, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (iv) convertible into, or exchangeable for, shares of any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange and with such adjustments; and/or (v) entitled to voting rights, including extraordinary or limited voting rights; all as may be stated in such resolution or resolutions of the Board of Directors.

Immediately upon the filing of this Certificate of Amendment, the holder of the Company's 7.95% Convertible Subordinated Note due March 31, 2015, issued in the aggregate principal amount of $7,131,983 on March 31, 2015 (the "Convertible Note" and the holder of the Convertible Note, the "Convertible Noteholder"), and any designee or proxy appointed by the Convertible Noteholder, shall have the power to vote, on an as-converted to common stock basis with the holders of the common stock of the Corporation and not as a separate class, in respect to the corporate affairs and management of the Corporation which the holders of the common stock of the Corporation have pursuant to this Certificate of Incorporation.  Such Convertible Noteholder shall be deemed to be a stockholder and the Convertible Note shall be deemed to be shares of stock (the number of which shall be determined in accordance with the terms of the Convertible Note) for the purpose of any matter which requires the vote of stockholders of the Corporation as a prerequisite to any Corporate Action.

ZANETT, INC.
635 MADISON AVENUE, FLOOR 15
NEW YORK, NY 10022
ATTN: Dennis Harkins

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

	For All	Withhold All	For All Except
Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Leonard G. Goldstein 02 Claudio M. Guazzoni 03 Charles T. Johnstone 04 L. Scott Perry

02 0000000000

The Board of Directors recommends you vote FOR the following proposal(s):

NOTE: Proposal No. 3 and Proposal No. 4 are cross conditioned on each other.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000067863_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

ZANETT, INC.
Annual Meeting of Shareholders
May 20, 2010 2:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby revokes all previous proxies for the Meeting of Shareholders, asknowledges receipt of the Notice of Meeting and Proxy Statement of Zanett, Inc., and hereby authorizes Claudio Guazzoni and Dennis Harkins, and each or any of them with power to appoint his substitue, to vote as Proxy for the undersigned at the Annual Meeting of Stockholders to be held at 635 Madison Avenue, 15th Floor, New York, NY 10022 on Thursday, May 20, 2010, at 2:00 p.m., local time, or any adjournment or postponement thereof, the number of shares which the undersigned would be entitled to vote if personally present. The proxies shall vote subject to the directions indicated on this card and proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where the undersigned does not specify a choice.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000067863_2 R2.09.05.010